INVESTOR PRESENTATION 2017 FOURTH QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 28, 2017 and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2017 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward- looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March 7, 2018, which is available in the "Investors" section of the Company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. The following presentation includes results for the fourteen and fifty-three week periods ended February 3, 2018 compared to the thirteen and fifty-two week periods ended January 28, 2017.

3 Q4 P&L SUMMARY 2017 % OF NET SALES 2016 % OF NET SALES NET SALES $1,193,158 100.0% $1,036,363 100.0% GROSS PROFIT 697,395 58.4% 615,001 59.3% OPERATING EXPENSE 569,438 47.7% 563,119 54.3% OTHER OPERATING INCOME, NET (12,383) (1.0)% (9,377) (0.9)% OPERATING INCOME 140,340 11.8% 61,259 5.9% INTEREST EXPENSE, NET 4,109 0.3% 4,810 0.5% INCOME BEFORE TAXES 136,231 11.4% 56,449 5.4% TAX EXPENSE 60,698 5.1% 6,344 0.6% NET INCOME $74,210 6.2% $48,791 4.7% NET INCOME PER SHARE BASIC $1.08 $0.72 DILUTED $1.05 $0.71 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,523 67,970 DILUTED 70,357 68,299

4 Q4 ADJUSTED P&L SUMMARY* * The Q4 Adjusted P&L Summary for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 7. 2017 % OF NET SALES 2016 % OF NET SALES NET SALES $1,193,158 100.0% $1,036,363 100.0% GROSS PROFIT 697,395 58.4% 615,001 59.3% OPERATING EXPENSE 561,392 47.1% 563,119 54.3% OTHER OPERATING INCOME, NET (12,383) (1.0)% (9,377) (0.9)% OPERATING INCOME 148,386 12.4% 61,259 5.9% INTEREST EXPENSE, NET 4,109 0.3% 4,810 0.5% INCOME BEFORE TAXES 144,277 12.1% 56,449 5.4% TAX EXPENSE 45,791 3.8% 4,212 0.4% NET INCOME $97,163 8.1% $50,923 4.9% NET INCOME PER SHARE BASIC $1.42 $0.75 DILUTED $1.38 $0.75 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,523 67,970 DILUTED 70,357 68,299

5 FULL YEAR P&L SUMMARY 2017 % OF NET SALES 2016 % OF NET SALES NET SALES $3,492,690 100.0% $3,326,740 100.0% GROSS PROFIT 2,083,842 59.7% 2,028,568 61.0% OPERATING EXPENSE 2,028,730 58.1% 2,039,592 61.3% OTHER OPERATING INCOME, NET (16,938) (0.5)% (26,212) (0.8)% OPERATING INCOME 72,050 2.1% 15,188 0.5% INTEREST EXPENSE, NET 16,889 0.5% 18,666 0.6% INCOME (LOSS) BEFORE TAXES 55,161 1.6% (3,478) (0.1)% TAX EXPENSE (BENEFIT) 44,636 1.3% (11,196) (0.3)% NET INCOME $7,094 0.2% $3,956 0.1% NET INCOME PER SHARE BASIC $0.10 $0.06 DILUTED $0.10 $0.06 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,391 67,878 DILUTED 69,403 68,284

6 FULL YEAR ADJUSTED P&L SUMMARY* * The Full Year Adjusted P&L Summary for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 7. 2017 % OF NET SALES 2016 % OF NET SALES NET SALES $3,492,690 100.0% $3,326,740 100.0% GROSS PROFIT 2,083,842 59.7% 2,028,568 61.0% OPERATING EXPENSE 1,999,999 57.3% 2,039,236 61.3% OTHER OPERATING INCOME, NET (16,938) (0.5)% (13,930) (0.4)% OPERATING INCOME 100,781 2.9% 3,262 0.1% INTEREST EXPENSE, NET 16,889 0.5% 18,666 0.6% INCOME (LOSS) BEFORE TAXES 83,892 2.4% (15,404) (0.5)% TAX EXPENSE (BENEFIT) 35,456 1.0% (15,096) (0.5)% NET INCOME (LOSS) $45,005 1.3% $(4,070) (0.1)% NET INCOME (LOSS) PER SHARE BASIC $0.66 $(0.06) DILUTED $0.65 $(0.06) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,391 67,878 DILUTED 69,403 67,878

7 EXCLUDED ITEMS 2017 Q1 Q2 Q3 Q4 FULL YEAR LEGAL CHARGES $— $— $11,070 $4,000 $15,070 ASSET IMPAIRMENT — 6,135 3,480 4,046 13,661 PRE-TAX EXCLUDED ITEMS — 6,135 14,550 8,046 28,731 TAX EFFECT (1) — (1,610) (4,117) (5,029) (10,756) TAX CUTS AND JOBS ACT OF 2017 CHARGES — — — 19,936 19,936 TOTAL EXCLUDED ITEMS $— $4,525 $10,433 $22,953 $37,911 2016 Q1 Q2 Q3 Q4 (2) FULL YEAR CLAIMS SETTLEMENT BENEFITS $— $(12,282) $— $— $(12,282) ASSET IMPAIRMENT — 6,356 — — 6,356 INDEMNIFICATION RECOVERY — — (6,000) — (6,000) PRE-TAX EXCLUDED ITEMS — (5,926) (6,000) — (11,926) TAX EFFECT (1) — 2,247 (479) 2,132 3,900 TOTAL EXCLUDED ITEMS $— $(3,679) $(6,479) $2,132 $(8,026) (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. (2) Excluded Items consist of the impact of prior quarters' excluded items on the adjusted non-GAAP tax provision.

8 * Comparable sales are calculated on a constant currency basis and excludes revenue other than store and online sales. Comparable sales for the 14-week fourth quarter ended February 3, 2018 are compared to the 14 weeks ended February 4, 2017. Comparable sales for the 53-week fiscal year ended February 3, 2018 are compared to the 53 weeks ended February 4, 2017. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. 2017 COMPARABLE SALES* Q1 Q2 Q3 Q4 FULL YEAR TOTAL COMPANY (3)% (1)% 4% 9% 3% BRAND: HOLLISTER 3% 5% 8% 11% 8% ABERCROMBIE (1) (10)% (7)% (2)% 5% (2)% GEOGRAPHY: UNITED STATES (3)% 0% 6% 11% 4% INTERNATIONAL (2)% (1)% 0% 5% 1%

9 * Comparable sales are calculated on a constant currency basis and excludes revenue other than store and online sales. Comparable sales for the 14-week fourth quarter ended February 3, 2018 are compared to the 14 weeks ended February 4, 2017. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. COMPARABLE SALES TREND BY BRAND* HOLLISTER ABERCROMBIE TOTAL COMPANY Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 1% 3% 5% 8% 11% (13)% (10)% (7)% (2)% 5% (5)% (3)% (1)% 4% 9% 2% (4)% (6)% (2)% 0% (12)% (14)% (10)% (8)% 4% (1) 6% 8% 10% 12%

10* Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. 2017 SALES MIX* Q4 ABERCROMBIE 40.6% HOLLISTER 59.4% FULL YEAR ABERCROMBIE 41.6% HOLLISTER 58.4% BRAN D INTERNATIONAL 35.1% UNITED STATES 64.9% INTERNATIONAL 36.8% UNITED STATES 63.2% GEOGRAPH Y

11 Q4 ADJUSTED OPERATING EXPENSE * Q4 Adjusted Operating Expense for the current period is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 7. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense and distribution center costs. (3) Rounded based on reported percentages. 2017 * % OF NET SALES 2016 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $165,432 13.9% $188,199 18.2% (430) ALL OTHER (2) 271,825 22.8% 251,617 24.3% (150) STORES AND DISTRIBUTION 437,257 36.6% 439,816 42.4% (580) MARKETING, GENERAL & ADMINISTRATIVE 124,135 10.4% 121,729 11.7% (130) ASSET IMPAIRMENT — —% 1,574 0.2% (20) OTHER OPERATING INCOME, NET (12,383) (1.0)% (9,377) (0.9)% (10) TOTAL $549,009 46.0% $553,742 53.4% (740)

12 FULL YEAR ADJUSTED OPERATING EXPENSE* * Full Year Adjusted Operating Expense for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 7. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense and distribution center costs. (3) Rounded based on reported percentages. 2017 % OF NET SALES 2016 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $659,989 18.9% $708,243 21.3% (240) ALL OTHER (2) 882,436 25.3% 870,217 26.2% (90) STORES AND DISTRIBUTION 1,542,425 44.2% 1,578,460 47.4% (320) MARKETING, GENERAL & ADMINISTRATIVE 456,844 13.1% 459,202 13.8% (70) ASSET IMPAIRMENT 730 —% 1,574 —% — OTHER OPERATING INCOME, NET (16,938) (0.5)% (13,930) (0.4)% (10) TOTAL $1,983,061 56.8% $2,025,306 60.9% (410)

13 Q4 STORE OPENINGS BRAND CENTER CITY DATE DOMESTI C kids Baybrook Friendswood, TX 11/11/2017 Hollister Kings Plaza Brooklyn, NY 11/17/2017 Hollister Sawgrass Mills Sunrise, FL 11/18/2017 INTERN ATIONA L A&F Harbour City Hong Kong 12/1/2017

14 Q4 STORE COUNT ACTIVITY (1) Excludes five international franchise stores as of February 3, 2018 and October 28, 2017. (2) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes four international franchise store as of February 3, 2018 and October 28, 2017. ALL BRANDS TOTAL UNITED STATES CANADA EUROPE ASIA MIDDLE EAST START OF Q4 2017 889 700 18 117 46 8 OPENINGS 4 3 — — 1 — CLOSINGS (25) (24) — — (1) — END OF Q4 2017 868 679 18 117 46 8 HOLLISTER (1) START OF Q4 2017 541 396 11 100 29 5 OPENINGS 2 2 — — — — CLOSINGS (5) (4) — — (1) — END OF Q4 2017 538 394 11 100 28 5 ABERCROMBIE (2) START OF Q4 2017 348 304 7 17 17 3 OPENINGS 2 1 — — 1 — CLOSINGS (20) (20) — — — — END OF Q4 2017 330 285 7 17 18 3

15 2018 OUTLOOK FOR FISCAL 2018, THE COMPANY EXPECTS: • COMPARABLE SALES TO BE UP LOW-SINGLE DIGITS • NET SALES TO BE UP LOW-SINGLE DIGITS, WITH BENEFITS FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES LARGELY OFFSET BY THE ADVERSE IMPACT FROM THE LOSS OF FISCAL 2017'S ADDITIONAL WEEK • CHANGES IN FOREIGN CURRENCY EXCHANGE RATES TO BENEFIT NET SALES BY APPROXIMATELY $50 MILLION AND OPERATING INCOME BY APPROXIMATELY $15 MILLION, NET OF HEDGING • A GROSS PROFIT RATE UP SLIGHTLY FROM THE FISCAL 2017 RATE OF 59.7%, WITH SOME CONTINUING PRESSURE IN THE FIRST QUARTER • OPERATING EXPENSES, EXCLUDING OTHER OPERATING INCOME, TO BE UP APPROXIMATELY 1% FROM FISCAL 2017 ADJUSTED NON-GAAP OPERATING EXPENSE OF $2 BILLION, RESULTING IN EXPENSE LEVERAGE, WHILE SUPPORTING SIGNIFICANT INCREMENTAL INVESTMENTS IN STRATEGIC INITIATIVES • OTHER OPERATING INCOME TO NOT BE SIGNIFICANT, INCLUDING AS A RESULT OF GIFT CARD BREAKAGE NOW BEING RECOGNIZED WITHIN NET SALES DUE TO THE ADOPTION OF THE NEW REVENUE RECOGNITION ACCOUNTING STANDARDS • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 71 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS THE COMPANY ESTIMATES ITS CORE TAX RATE TO BE IN THE MID TO HIGH 20S BASED ON THE ACT. HOWEVER, FOR FISCAL 2018, THE COMPANY EXPECTS TO INCUR DISCRETE NON-CASH INCOME TAX CHARGES OF APPROXIMATELY $10 MILLION RELATED TO SHARE- BASED COMPENSATION ACCOUNTING STANDARDS THAT WENT INTO EFFECT IN FISCAL 2017. AS A RESULT, THE COMPANY EXPECTS THE FULL YEAR EFFECTIVE TAX RATE TO BE IN THE MID-TO-HIGH 30S. FOR THE FIRST QUARTER, THE COMPANY EXPECTS THE EFFECTIVE TAX RATE TO BE IN THE LOW-DOUBLE DIGITS TO LOW TEENS, REFLECTING APPROXIMATELY $9 MILLION OF THE DISCRETE NON-CASH INCOME TAX CHARGES RELATED TO SHARE-BASED COMPENSATION. FULL YEAR CAPITAL EXPENDITURES TO BE APPROXIMATELY $130 MILLION